UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7044

The Dreyfus Socially Responsible Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

The Dreyfus Socially
Responsible
Growth Fund, Inc.

ANNUAL REPORT December 31, 2011

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Important Tax Information
31	Information About the Renewal of the Fund’s Management Agreement
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

The Dreyfus Socially Responsible
Growth Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the 12-month period from January 1, 2011, through December 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The generally mild returns produced by the U.S. stock market in 2011 belie the pronounced volatility affecting equities over much of the year. Day-to-day market movements were often tumultuous, driven by macroeconomic developments ranging from catastrophic natural disasters in Japan to an unprecedented downgrade of long-term U.S. debt securities and the resurgence of a sovereign debt crisis in Europe. Still, U.S. corporations achieved record-setting profits, on average, even as market valuations dropped below historical norms.A fundamentals-based investment approach proved relatively ineffective in a market fueled mainly by emotion, causing most active portfolio managers to lag market averages.

We are hopeful that equity investors will adopt a more rational perspective in 2012. Our economic forecast calls for a mild acceleration of the U.S. recovery as the domestic banking system regains strength, credit conditions loosen and housing markets begin a long-awaited convalescence. Of course, we encourage you to talk with your financial adviser to help ensure that your investment objectives are properly aligned with your risk tolerance in pursuing potential market opportunities in 2012.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 17, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through December 31, 2011, as provided by Jocelin A. Reed, CFA, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2011, The Dreyfus Socially Responsible Growth Fund’s Initial shares produced a total return of 0.90%, and the fund’s Service shares returned 0.65%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 2.09% for the same period.2 Several macroeconomic disappointments weighed on equities during 2011, limiting the S&P 500 Index’s return.The fund produced lower returns than its benchmark, primarily due to lack of exposure to large integrated energy companies.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary objective.To pursue these goals, the fund invests at least 80% of its assets in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we use quantitative research to identify and rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates. We then evaluate whether each company meets the fund’s socially responsible investment criteria in order to determine whether the company is eligible for purchase or retention by the fund. With respect to those eligible securities, we then select investments that we consider to be the most attractive based on financial considerations.

The fund normally focuses on large-cap growth stocks; however, the fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

Global Economic Developments Roiled Equity Markets

Improvements in U.S. economic data supported stock prices at the start of 2011, but political unrest in the Middle East and natural disasters in

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Japan soon interrupted the rally. Nonetheless, investors looked forward to better business conditions, and stocks rebounded by the end of the first quarter.

Hopes for a more robust recovery were dashed in late April, when a sovereign debt crisis spread from Greece to other European nations. In addition, U.S. economic data proved disappointing, and investors reacted cautiously to a contentious debate regarding U.S. government spending and borrowing. Market declines were particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt. The market rebounded from October through December when U.S. economic data improved, enabling the S&P 500 Index to end the year in positive territory.

Stock Selections Produced Mixed Results

Disappointments during the reporting period were concentrated primarily in the energy sector, where the fund did not participate in the relative strength of integrated oil producers that failed to meet our socially responsible criteria. In addition, a supply glut of natural gas weighed on Nexen, Forest Oil and Devon Energy. In the industrials sector, lack of exposure to aerospace companies hurt relative returns, as did companies doing substantial business in the emerging markets, such as Emerson Electric and United Technologies. Meanwhile, construction engineering firm Fluor lost value due to government cutbacks on domestic infrastructure projects. Results from the materials sector were constrained by global economic worries affecting metals producers Alcoa and Schnitzer Steel.

The fund achieved better results in the financials sector. Relatively light holdings of diversified financial institutions helped cushion weakness affecting big banks. Instead, we established positions in non-bank financials, such as securities exchange NASDAQ OMX Group, which advanced amid higher trading volumes, and insurer Aflac, which reported growth in overseas markets. Discover Financial Services held up well due to low exposure to subprime loans and wider acceptance of its credit card.

Among health care companies, favorable stock selections included Humana and Aetna, which encountered rising enrollment trends in government-sponsored insurance programs. Overweighted exposure to biotechnology firms also buoyed returns. In the consumer discretionary sector, auto parts seller O’Reilly Automotive saw business improve as consumers delayed purchases of new vehicles, and discount retailer TJX proved adept at managing inventories and appealing to cost-conscious consumers.

Finding Sustainable Opportunities in a Slow Growth Economy

Recent improvements in economic data have been encouraging, but selectivity is likely to remain key to investment success.The fund ended the year with overweighted exposure to high-quality, growth-oriented technology companies that appear poised to benefit from emerging technological trends. Conversely, we have maintained underweighted exposure to energy companies.

Why Invest in Mining Companies?

We sometimes are asked why the fund invests in mining companies that historically have been large energy consumers.As a socially responsible fund, we believe it is good policy to reward companies for moving in the right direction toward sustainability. The fund’s mining holdings have made substantial progress toward reducing energy consumption, and we have continued to avoid those companies with less appealing track records in this area.

January 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, at times, the fund may produce more modest gains than funds that are not subject to such special investment considerations.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/11
	1Year	5 Years	10 Years
Initial shares	0.90%	1.84%	1.66%
Service shares	0.65%	1.59%	1.41%
Standard & Poor’s 500
Composite Stock Price Index	2.09%	–0.25%	2.92%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of The Dreyfus Socially Responsible Growth Fund, Inc. on 12/31/01 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from July 1, 2011 to December 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2011

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.22	$5.44
Ending value (after expenses)	$945.60	$944.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2011

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.38	$5.65
Ending value (after expenses)	$1,020.87	$1,019.61

† Expenses are equal to the fund’s annualized expense ratio of .86% for Initial Shares and 1.11% for Service Shares,
multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2011

Common Stocks—99.3%	Shares	Value ($)
Consumer Discretionary—8.7%
Best Buy	65,100	1,521,387
Discovery Communications, Cl. A	84,600[a]	3,466,062
Kohl’s	68,200	3,365,670
Marriott International, Cl. A	88,200	2,572,794
Marriott Vacations Worldwide	8,820[a,b]	151,351
Nordstrom	49,400	2,455,674
O’Reilly Automotive	19,200[a]	1,535,040
Staples	148,100	2,057,109
Weight Watchers International	27,275[b]	1,500,398
		18,625,485
Consumer Staples—10.6%
Campbell Soup	66,200[b]	2,200,488
Clorox	48,300	3,214,848
Coca-Cola Enterprises	84,100	2,168,098
Costco Wholesale	56,300	4,690,916
Estee Lauder, Cl. A	14,900	1,673,568
Hormel Foods	109,500	3,207,255
Procter & Gamble	23,825	1,589,366
Whole Foods Market	55,450	3,858,211
		22,602,750
Energy—7.7%
Denbury Resources	199,300[a]	3,009,430
Devon Energy	47,850	2,966,700
EnCana	90,100	1,669,553
ION Geophysical	315,500[a]	1,934,015
Lone Pine Resources	205,054	1,437,428
Nexen	141,725	2,254,845
Noble Energy	28,200	2,661,798
Venoco	77,523[a]	524,831
		16,458,600
Financial—10.7%
Aflac	62,600	2,708,076
Comerica	133,900	3,454,620
Discover Financial Services	91,100	2,186,400
First Horizon National	172,120	1,376,960

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
KeyCorp	528,100	4,061,089
NASDAQ OMX Group	74,200[a]	1,818,642
Northern Trust	59,800	2,371,668
People’s United Financial	86,100	1,106,385
PNC Financial Services Group	44,150	2,546,130
Waddell & Reed Financial, Cl. A	50,450	1,249,646
		22,879,616
Health Care—14.0%
Agilent Technologies	61,600[a]	2,151,688
Amgen	30,875	1,982,484
AstraZeneca, ADR	41,050[b]	1,900,204
Becton Dickinson & Co.	30,275	2,262,148
Biogen Idec	20,900[a]	2,300,045
Bristol-Myers Squibb	135,100	4,760,924
CareFusion	48,400[a]	1,229,844
DaVita	41,000[a]	3,108,210
Gilead Sciences	58,550[a]	2,396,451
Humana	40,900	3,583,249
Life Technologies	79,000[a]	3,073,890
Novartis, ADR	22,400	1,280,608
		30,029,745
Industrial—10.0%
3M	26,200	2,141,326
Brink’s	40,250	1,081,920
Caterpillar	34,100	3,089,460
Cummins	28,500	2,508,570
Donaldson	13,825[b]	941,206
Eaton	45,600	1,984,968
Emerson Electric	37,525	1,748,290
Fluor	21,800	1,095,450
General Electric	152,700	2,734,857
Pitney Bowes	107,000[b]	1,983,780
United Technologies	29,175	2,132,401
		21,442,228
Information Technology—25.7%
Accenture, Cl. A	19,800	1,053,954

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Advanced Micro Devices	193,600[a]	1,045,440
Apple	13,650[a]	5,528,250
Applied Materials	189,400	2,028,474
Avnet	43,975[a]	1,367,183
CA	73,250	1,480,749
Cisco Systems	206,275	3,729,452
Dell	248,900[a]	3,641,407
EMC	115,625[a]	2,490,563
Intel	166,050	4,026,713
International Business Machines	40,775	7,497,707
Intuit	29,800	1,567,182
Microsoft	311,900	8,096,924
Motorola Solutions	34,000	1,573,860
Oracle	104,475	2,679,784
QUALCOMM	19,925	1,089,897
Symantec	139,050[a]	2,176,132
VistaPrint	76,500[a,b]	2,340,900
Western Union	88,425[b]	1,614,640
		55,029,211
Materials—5.2%
Alcoa	283,100	2,448,815
Ball	73,500	2,624,685
Domtar	28,300	2,262,868
Ecolab	41,200	2,381,772
Sigma-Aldrich	24,000	1,499,040
		11,217,180
Telecommunications—2.8%
Verizon Communications	151,900	6,094,228
Utilities—3.9%
Consolidated Edison	35,100	2,177,253
NSTAR	47,300	2,221,208
Sempra Energy	28,350	1,559,250
Xcel Energy	83,500	2,307,940
		8,265,651
Total Common Stocks
(cost $200,932,174)		212,644,694

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,532,244)	1,532,244[c]	1,532,244

Investment of Cash Collateral
for Securities Loaned—4.1%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $8,730,754)	8,730,754[c]	8,730,754

Total Investments (cost $211,195,172)	104.1%	222,907,692
Liabilities, Less Cash and Receivables	(4.1%)	(8,727,171)
Net Assets	100.0%	214,180,521

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2011, the value of the fund’s securities on loan was
$8,457,668 and the value of the collateral held by the fund was $8,730,754.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	25.7	Energy	7.7
Health Care	14.0	Materials	5.2
Financial	10.7	Money Market Investments	4.8
Consumer Staples	10.6	Utilities	3.9
Industrial	10.0	Telecommunications	2.8
Consumer Discretionary	8.7		104.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,457,668)—Note 1(b):
Unaffiliated issuers	200,932,174	212,644,694
Affiliated issuers	10,262,998	10,262,998
Cash		41,927
Dividends and securities lending income receivable		250,034
Receivable for shares of Common Stock subscribed		8,293
Prepaid expenses		10,363
		223,218,309
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		153,198
Liability for securities on loan—Note 1(b)		8,730,754
Payable for shares of Common Stock redeemed		94,250
Accrued expenses		59,586
		9,037,788
Net Assets ($)		214,180,521
Composition of Net Assets ($):
Paid-in capital		211,582,321
Accumulated undistributed investment income—net		1,808,402
Accumulated net realized gain (loss) on investments		(10,922,722)
Accumulated net unrealized appreciation
(depreciation) on investments		11,712,520
Net Assets ($)		214,180,521

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	208,013,113	6,167,408
Shares Outstanding	6,955,222	207,622
Net Asset Value Per Share ($)	29.91	29.70

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

Investment Income ($):
Income:
Cash dividends (net of $19,792 foreign taxes withheld at source):
Unaffiliated issuers	3,721,791
Affiliated issuers	1,612
Income from securities lending—Note 1(b)	37,499
Total Income	3,760,902
Expenses:
Management fee—Note 3(a)	1,705,952
Professional fees	86,095
Prospectus and shareholders’ reports	68,397
Shareholder servicing costs—Note 3(c)	27,057
Custodian fees—Note 3(c)	16,250
Distribution fees—Note 3(b)	16,152
Directors’ fees and expenses—Note 3(d)	7,208
Loan commitment fees—Note 2	2,768
Miscellaneous	21,898
Total Expenses	1,951,777
Less—reduction in fees due to earnings credits—Note 3(c)	(6)
Net Expenses	1,951,771
Investment Income—Net	1,809,131
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	25,953,466
Net unrealized appreciation (depreciation) on investments	(25,448,830)
Net Realized and Unrealized Gain (Loss) on Investments	504,636
Net Increase in Net Assets Resulting from Operations	2,313,767

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
Operations ($):
Investment income—net	1,809,131	2,035,275
Net realized gain (loss) on investments	25,953,466	9,806,504
Net unrealized appreciation
(depreciation) on investments	(25,448,830)	18,869,439
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,313,767	30,711,218
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,991,777)	(1,883,935)
Service Shares	(43,526)	(39,024)
Total Dividends	(2,035,303)	(1,922,959)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	11,511,549	7,813,132
Service Shares	769,413	926,055
Dividends reinvested:
Initial Shares	1,991,777	1,883,935
Service Shares	43,526	39,024
Cost of shares redeemed:
Initial Shares	(33,671,498)	(32,411,083)
Service Shares	(1,130,073)	(1,322,352)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(20,485,306)	(23,071,289)
Total Increase (Decrease) in Net Assets	(20,206,842)	5,716,970
Net Assets ($):
Beginning of Period	234,387,363	228,670,393
End of Period	214,180,521	234,387,363
Undistributed investment income—net	1,808,402	2,034,574

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2011	2010
Capital Share Transactions:
Initial Shares
Shares sold	379,277	291,119
Shares issued for dividends reinvested	64,396	69,518
Shares redeemed	(1,109,212)	(1,215,789)
Net Increase (Decrease) in Shares Outstanding	(665,539)	(855,152)
Service Shares
Shares sold	25,572	35,315
Shares issued for dividends reinvested	1,415	1,447
Shares redeemed	(37,964)	(50,731)
Net Increase (Decrease) in Shares Outstanding	(10,977)	(13,969)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	29.90	26.26	19.86	30.50	28.45
Investment Operations:
Investment income—net[a]	.24	.25	.21	.19	.17
Net realized and unrealized
gain (loss) on investments	.04	3.62	6.40	(10.64)	2.04
Total from Investment Operations	.28	3.87	6.61	(10.45)	2.21
Distributions:
Dividends from investment income—net	(.27)	(.23)	(.21)	(.19)	(.16)
Net asset value, end of period	29.91	29.90	26.26	19.86	30.50
Total Return (%)	.90	14.82	33.75	(34.42)	7.78
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.85	.89	.89	.85	.82
Ratio of net expenses
to average net assets	.85	.89	.89	.85	.82
Ratio of net investment income
to average net assets	.80	.93	.97	.72	.58
Portfolio Turnover Rate	67.88	32.75	34.00	31.74	22.71
Net Assets, end of period ($ x 1,000)	208,013	227,893	222,600	184,813	331,313

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	29.71	26.10	19.71	30.25	28.21
Investment Operations:
Investment income—net[a]	.17	.18	.16	.12	.10
Net realized and unrealized
gain (loss) on investments	.02	3.60	6.37	(10.55)	2.02
Total from Investment Operations	.19	3.78	6.53	(10.43)	2.12
Distributions:
Dividends from investment income—net	(.20)	(.17)	(.14)	(.11)	(.08)
Net asset value, end of period	29.70	29.71	26.10	19.71	30.25
Total Return (%)	.65	14.54	33.44	(34.58)	7.49
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.14	1.14	1.10	1.07
Ratio of net expenses
to average net assets	1.10	1.14	1.14	1.10	1.07
Ratio of net investment income
to average net assets	.55	.68	.72	.47	.33
Portfolio Turnover Rate	67.88	32.75	34.00	31.74	22.71
Net Assets, end of period ($ x 1,000)	6,167	6,494	6,070	5,008	8,924

a Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective seeks to provide capital growth.The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock.The fund currently offers two classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan, shareholder services plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	201,761,156	—	—	201,761,156
Equity Securities—
Foreign†	10,883,538	—	—	10,883,538
Mutual Funds	10,262,998	—	—	10,262,998
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2011, The Bank of New York Mellon earned $16,071 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2010	($)	Purchases ($)	Sales ($)	12/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	772,000		25,441,969	24,681,725	1,532,244.7
Dreyfus
Institutional
Cash
Advantage
Fund†	7,366,570		149,221,706	147,857,522	8,730,754		4.1
Total	8,138,570		174,663,675	172,539,247	10,262,998		4.8

†	On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus
Institutional Cash Advantage Fund, resulting in a transfer of shares.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2011, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2011, the components of accumulated earnings on a tax basis were as follows: ordinary income $1,808,402, accumulated capital losses $9,706,774 and unrealized appreciation $11,706,021. In addition, the fund had $1,209,449 of capital losses realized after October 31, 2011 which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses rather than be considered short-term as they were under previous statute. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2011. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2011 and December 31, 2010 were as follows: ordinary income $2,035,303 and $1,922,959, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2011, Service shares were charged $16,152 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of the Initial shares average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts. During the period ended December 31, 2011, Initial shares were charged $14,234 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2011, the fund was charged $1,505 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2011, the fund was charged $204 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $6.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2011, the fund was charged $16,250 pursuant to the custody agreement.

During the period ended December 31, 2011, the fund was charged $6,402 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $136,746, shareholder services plan fees $2,000, Rule 12b-1 distribution plan fees $1,313, custodian fees $7,514, chief compliance officer fees $5,295 and transfer agency per account fees $330.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2011, amounted to $154,918,900 and $176,543,879, respectively.

At December 31, 2011, the cost of investments for federal income tax purposes was $211,201,671; accordingly, accumulated net unrealized appreciation on investments was $11,706,021, consisting of $27,322,715 gross unrealized appreciation and $15,616,694 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

The Dreyfus Socially Responsible Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc., at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2012

The Fund 29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2011 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 13 and 14, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group 1”) and with a broader group of funds (“Performance Universe 1”), with each group consisting of funds from the same Lipper Category as that of the fund, for the period ended May 31, 2011, (2) the fund’s performance with the performance of a group of social criteria funds from different Lipper categories included at the request of Dreyfus (“Performance Group 2”) and with a broader group of funds (“Performance Universe 2”), for the period ended May 31, 2011, and (3) the fund’s actual and contractual management fees and total expenses with those of groups of comparable funds identical to Performance Group 1 (“Expense Group 1”) and Performance Group 2 (“Expense Group 2”) and with broader groups of funds that included the Performance Group 1 funds and Performance Group 2 funds, respectively (“Expense Universe 1” and “Expense Universe 2”, respectively), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Groups, the Performance Universes, the Expense Groups and the Expense Universes.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the median for Performance Group 1 and Performance Universe 1 for all

periods except the ten-year period, and variously above and below the median for Performance Group 2 and Performance Universe 2. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the funds in each Expense Group and each Expense Universe and discussed the results of the comparisons. They noted that the fund’s contractual management fee was at the Expense Group 1 median, below the Expense Group 2 median, the fund’s actual management fee was above the Expense Group 1, Expense Universe 1 and Expense Universe 2 medians and below the Expense Group 2 median, the fund’s total expenses were above the Expense Group 1, Expense Universe 1, Expense Group 2 and Expense Universe 2 medians. Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 164
———————
Clifford L. Alexander, Jr. (78)
Board Member (1992)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 45
———————
David W. Burke (75)
Board Member (2003)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 81
———————
Whitney I. Gerard (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 25

Nathan Leventhal (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 43
———————
George L. Perry (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 25
———————
Benaree Pratt Wiley (65)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 66
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND (Unaudited)

The Fund 39

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,512 in 2010 and $30,312 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,075 in 2010 and $15,693 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,181 in 2010 and $3,508 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $78 in 2010 and $78 in 2011. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $39,552,052 in 2010 and $20,226,638 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Socially Responsible Growth Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 13, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 13, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	February 13, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]

Exhibit A

Persons Covered by the Code of Ethics

Bradley J. Skapyak	President	(Principal Executive Officer)

James Windels	Treasurer	(Principal Financial and Accounting Officer)

Revised as of January 1, 2010